SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: December 21, 2001


              (Date of earliest event reported: November 30, 2001)


                              TekInsight.com, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                 1-11568                         95-4228470
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(State or other jurisdiction    (Commission                     (IRS Employer
        of incorporation)        File Number)                Identification No.)





18881 Von Karman Avenue, Suite 250     Irvine, California              92612
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(Address of principal executive offices)                             (Zip Code)





Registrant's telephone number, including area code (949) 955-0078
                                                   --------------



                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.       Other Events

On November 30, 2001, TekInsight.Com, Inc., Dyncorp Management Resources Inc., Newport Acquisition Corp. and Dyncorp amended their Agreement and Plan of Reorganization, dated as of April 25, 2001, as amended by the First Amendment, dated as of July 9, 2001, and the Second Amendment, dated as of October 22, 2001 (the "Reorganization Agreement"). The Reorganization Agreement previously provided for termination by either party if the Closing Date did not occur by the close of business on November 30, 2001. The Third Amendment extends that date to December 31, 2001.

A copy of the Third Amendment is attached hereto as Exhibit 2.1.



Item 7.       Financial Statements and Exhibits.

         (c)    Exhibits.

                Exhibit  2.1  Third  Amendment  to  Agreement  and   Plan  of
                              Reorganization, dated as of November 30, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     December 20, 2001                TEKINSIGHT.COM, INC.



                                            By:  /s/ James Linesch
                                               ---------------------------------
                                               Name:  James Linesch
                                               Title:    Chief Financial Officer

                                EXHIBIT INDEX



   Exhibit Number      Exhibit Name

   2.1 Third Amendment to Agreement and Plan of Reorganization, dated as of November 30, 2001.